SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2002

PILLOWTEX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49835	75-2147728
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lake Circle Drive Kannapolis, North Carolina	28081
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-939-2000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

On December 20, 2002, Pillowtex Corporation, a Delaware corporation (the “Company”), entered into a Waiver, Consent and Third Amendment to Term Loan Agreement, dated to be effective as of December 20, 2002 (the “Term Loan Amendment”), amending the Term Loan Agreement, dated as of May 24, 2002, among the Company, Bank of America, N.A., as Administrative Agent and a Lender, and the Lenders named therein. A copy of the Term Loan Amendment is filed as Exhibit 10.1 hereto.

On December 19, 2002, the Company issued a press release announcing the Term Loan Amendment. A copy of the press release announcing the Term Loan Amendment is filed as Exhibit 99.1 hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of Businesses Acquired:

Not Applicable.

(b)    Pro Forma Financial Information:

Not Applicable.

(c)    Exhibits:

Exhibit No.	Description

10.1
Waiver, Consent and Third Amendment to Term Loan Agreement, dated to be effective as of December 20, 2002, among Pillowtex Corporation, Bank of America, N.A., as Administrative Agent and a Lender, and the Lenders named therein

99.1	Pillowtex Corporation Press Release, dated December 19, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PILLOWTEX CORPORATION

By:	/s/ John F. Sterling
Name: John F. Sterling Title: Vice President and General Counsel

Date:  December 20, 2002

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EXHIBIT INDEX

Exhibit No.	Description

10.1
Waiver, Consent and Third Amendment to Term Loan Agreement, dated to be effective as of December 20, 2002, among Pillowtex Corporation, Bank of America, N.A., as Administrative Agent and a Lender, and the Lenders named therein

99.1	Pillowtex Corporation Press Release, dated December 19, 2002

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